UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
May 25, 2021

World Financial Network Credit Card Master Note Trust
(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Numbers of Issuing Entity: 333-208463 and 333-230197-02
Central Index Key Number of Issuing Entity: 0001282663

World Financial Network Credit Card Master Trust
(Exact Name of Issuer of Collateral Certificate as Specified in its Charter)

Commission File Numbers of Issuer of the Collateral Certificate: 333-208463-02 and 333-230197-01
Central Index Key Number of Issuer of the Collateral Certificate: 0001140096

WFN Credit Company, LLC
(Exact Name of Depositor/Registrant as Specified in its Charter)

Commission File Numbers of Depositor: 333-208463-01 and 333-230197
Central Index Key Number of Depositor: 0001139552

Comenity Bank
(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number of Sponsor: 0001007254

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

31-1772814 (I.R.S. Employer Identification No. of Registrant)

3075 Loyalty Circle, Columbus, Ohio	43219
(Address of Principal Executive Offices of Registrant)	(Zip Code)

(614) 729-5044
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01.     Entry into a Material Definitive Agreement

On May 25, 2021, U.S. Bank Trust National Association (“US Bank Trust”) resigned, and Citicorp Trust Delaware, National Association (“Citicorp Trust”) was appointed, as owner trustee (“Owner Trustee”) under the Amended and Restated Trust Agreement, dated as of August 1, 2001 (as amended, the “Trust Agreement”), by and between WFN Credit Company, LLC, as transferor (the “Depositor”), and the Owner Trustee.  In connection with such resignation and appointment (the “Succession”), on May 25, 2021, the Depositor, U.S. Bank Trust (the “Resigning Owner Trustee”) and Citicorp Trust (the “Successor Owner Trustee”) entered into an Agreement of Resignation, Appointment and Acceptance (the “Agreement”), a copy of which is filed with this Form 8-K as Exhibit 4.1.

On May 25, 2021, in connection with the Succession, the Depositor and Citicorp Trust, as Owner Trustee, entered into a First Amendment to Amended and Restated Trust Agreement, a copy of which is filed with this Form 8-K as Exhibit 4.2.

Item 6.02.     Change of Servicer or Trustee

On May 25, 2021, the Depositor, the Resigning Owner Trustee and the Successor Owner Trustee entered into the Agreement, pursuant to which the Resigning Owner Trustee resigned as Owner Trustee under the Trust Agreement and the Depositor appointed the Successor Owner Trustee to succeed the Resigning Owner Trustee as Owner Trustee under the Trust Agreement and the Successor Owner Trustee accepted such appointment as Owner Trustee under the Trust Agreement. All capitalized terms not otherwise defined herein are used herein as defined in the Master Indenture, dated as of August 1, 2001 (as amended, supplemented and otherwise modified from time to time, the “Indenture”), between World Financial Network Credit Card Master Note Trust (the “Issuing Entity”) and MUFG Union Bank, N.A. (the “Indenture Trustee”).

Information Required under Item 1109 of Regulation AB

Citicorp Trust Delaware, National Association (“Citicorp Trust”) will act as owner trustee. Citicorp Trust is a national banking association and is an affiliate of Citibank, N.A. Citicorp Trust’s principal place of business is located at 20 Montchanin Road, Suite 180, Greenville, Delaware 19807. Citibank, N.A. and its affiliates, including Citicorp Trust, have acted as a Delaware or owner trustee for a variety of transactions and asset types, including credit card receivable-backed securities.

The information contemplated by Item 1109(a)(3) through (6) of Regulation AB is set forth below and in the Registration Statement on Form SF-3 (file no. 333-230197) filed by the Depositor on March 11, 2019.

Duties and Responsibilities of the Owner Trustee

The Owner Trustee agrees to hold in trust, for the Depositor’s use and benefit, the assets transferred to the Issuing Entity under the Transfer and Servicing Agreement, dated as of August 1, 2001 (as amended, supplemented and otherwise modified from time to time, the “Transfer and Servicing Agreement”), between the Depositor, Comenity Bank (the “Bank”), as servicer (the “Servicer”), and the Issuing Entity.

The Owner Trustee is authorized, but is not obligated, to take all actions required of the Issuing Entity under the Transfer and Servicing Agreement, the Indenture and any Indenture Supplement, or any related agreement. The Owner Trustee will be deemed to have fulfilled its duties and responsibilities under the Trust Agreement or any other related agreement to the extent the Bank, as administrator (the “Administrator”), has agreed in the Administration Agreement, dated as of August 1, 2001 (the “Administration Agreement”), between the Issuing Entity and the Administrator, to perform those duties or responsibilities, and the Owner Trustee will not be liable for the failure of the Administrator to carry out its obligations under the Administration Agreement.

The Owner Trustee is required to notify the Depositor at least thirty (30) days before the Issuing Entity takes of any of the following actions:

•
the initiation of any claim or lawsuit by the Issuing Entity and the settlement of any action, claim or lawsuit brought by or against the Issuing Entity, in each case except with respect to claims or lawsuits for collection of the Issuing Entity’s assets;

• the election by the Issuing Entity to file an amendment to its Certificate of Trust;

•	the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

•
the amendment, change or modification of the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner, or add any provision, that would not materially adversely affect the Depositor’s interests, as holder of the Transferor Interest;

•
the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Depositor; or

•
the appointment pursuant to the Indenture of a replacement or successor Transfer Agent and Registrar or Indenture Trustee, or the consent to the assignment by the Transfer Agent and Registrar, Administrator or Indenture Trustee of its obligations under the Indenture.

To the extent not inconsistent with the Trust Agreement or any other related document, the Depositor, as holder of the Transferor Interest, and the Administrator may direct the Owner Trustee in the management of the Issuing Entity.

Limitations on the Owner Trustee’s Liability

The Owner Trustee will not be liable under the Trust Agreement for any error of judgment made in good faith by a responsible officer of the Owner Trustee.

The Owner Trustee will also not be liable for any action taken or not taken by the Owner Trustee in accordance with the Depositor’s instructions or the instructions of the Administrator.

No provision of the Trust Agreement or any related agreement requires the Owner Trustee to expend or risk funds or otherwise incur any personal financial liability in the exercise or performance of any of its duties, rights or powers under the Trust Agreement or any related agreement, if the Owner Trustee has reasonable grounds for believing that repayment of the funds or adequate indemnity against the risk or liability is not provided or reasonably assured.

Under no circumstances will the Owner Trustee be personally liable for indebtedness evidenced by or arising under the Indenture or any of the related agreements, including principal of or interest on the notes issued by the Issuing Entity (the “Notes”).

The Owner Trustee will not be personally responsible for or in respect of the validity or sufficiency of the Trust Agreement, the due execution thereof by the Depositor or the form, character, genuineness, sufficiency, value or validity of any of the Issuing Entity assets, the Transaction Documents, the Notes or the Transferor Interest, and the Owner Trustee will in no event assume or incur any personal liability, duty, or obligation to any Noteholder, the Depositor, any other Holder of the Transferor Interest or any other person, other than as expressly provided for in the Trust Agreement or as expressly agreed to in the other Transaction Documents.

The Owner Trustee will not be personally liable for the default or misconduct of, and will have no duty to monitor the performance of, the Depositor, the Servicer, the Administrator or the Indenture Trustee or any other person under any of the Transaction Documents or otherwise, and the Owner Trustee will have no obligation or personal liability to perform the obligations of the Issuing Entity under the Transaction Documents, including those that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture or the Servicer under the Transfer and Servicing Agreement.

The Owner Trustee will be under no obligation to exercise any of the rights or powers vested in it by the Trust Agreement for the Issuing Entity, or to institute, conduct or defend any litigation under the Trust Agreement or otherwise or in relation to any Transaction Document, at the request, order or direction of the Depositor unless the Depositor offers to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee. The right of the Owner Trustee to perform any discretionary act under the Trust Agreement or in any Transaction Document may not be construed as a duty, and the Owner Trustee will only be answerable for its gross negligence, bad faith or willful misconduct in the performance of any discretionary act.

The Owner Trustee will not be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (i) require the registration with, licensing by or the taking of any other similar action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware by or with respect to the Owner Trustee; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware becoming payable by the Owner Trustee; or (iii) subject the Owner Trustee to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the Owner Trustee contemplated by the Trust Agreement. The Owner Trustee will be entitled to obtain advice of counsel (which advice shall be at the Depositor’s expense) to determine whether any action required to be taken pursuant to the Trust Agreement results in the consequences described in clauses (i), (ii) and (iii) of the preceding sentence. In the event that said counsel advises the Owner Trustee that such action will result in such consequences, the Depositor will appoint an additional trustee pursuant to the Trust Agreement to proceed with such action.

In no event shall the Owner Trustee have any responsibility to monitor compliance with or, subject to its obligations under the Transaction Documents, enforce compliance with the credit risk retention requirements for asset-backed securities or other rules or regulations relating to risk retention. The Owner Trustee shall not be charged with knowledge of such rules, nor shall it be liable to any Noteholder, the Depositor, the Servicer or any other person for violation of such rules now or hereinafter in effect.

Compensation and Indemnification of Owner Trustee

The Depositor will pay the Owner Trustee a fee as compensation for its services under the Trust Agreement and will reimburse the Owner Trustee for its reasonable expenses. The Depositor has also agreed to indemnify the Owner Trustee and its successors, assigns, directors, officers, agents, employees and servants from and against any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits and all reasonable costs, expenses and disbursements which may be imposed in connection with the Trust Agreement, the related agreements, the Issuing Entity’s assets and the administration of the Issuing Entity’s assets, or the action or inaction of the Owner Trustee under the Trust Agreement. However, the Depositor will not be liable to the Owner Trustee or any other indemnified party for any liability or expense arising from the indemnified party’s willful misconduct, bad faith or gross negligence or, with respect to the Owner Trustee, the inaccuracy of any representation or warranty made by the Owner Trustee in the Trust Agreement.

Resignation or Removal of the Owner Trustee; Eligibility

The Owner Trustee may resign at any time by giving written notice to the Depositor. Upon receiving notice of the resignation of the Owner Trustee, the Depositor will promptly appoint a successor Owner Trustee. If no successor Owner Trustee has been appointed within 30 days after the Owner Trustee gives notice of its resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

The Owner Trustee must at all times:

(1)          be a “bank” within the meaning of the Investment Company Act of 1940, as amended;

(2)          be authorized to exercise trust powers;

(3)	have a combined capital and surplus of at least $50 million and be subject to the supervision or examination by Federal or state authorities; and

(4)	have, or have a parent that has, a rating of at least “Baa3” by Moody’s or at least “BBB-” by Standard & Poor’s or, if rated by Fitch, at least “BBB-” by Fitch.

If the Owner Trustee ceases to meet the eligibility requirements described in the preceding paragraph and fails to resign after receiving notice of its ineligibility from the Administrator, or if the Owner Trustee becomes legally unable to act or certain bankruptcy or insolvency related events occur with respect to the Owner Trustee (although this provision may not be enforceable), then the Depositor may remove the Owner Trustee and appoint a successor Owner Trustee.

Any resignation or removal of the Owner Trustee will not become effective until the acceptance of appointment of a successor Owner Trustee and payment of all fees and expenses owed to the outgoing Owner Trustee.

Item 9.01.     Financial Statements and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Not applicable.

(d)     Exhibits.

Exhibit No.	Document Description

Exhibit 4.1	Agreement of Resignation, Appointment and Acceptance, dated as of May 25, 2021, among the Depositor, the Resigning Owner Trustee and the Successor Owner Trustee.

Exhibit 4.2	First Amendment to Amended and Restated Trust Agreement, dated as of May 25, 2021, between the Depositor and the Owner Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC as depositor

By: /s/ Michael Blackham
Name:  Michael Blackham
Title:  Treasurer

Dated:  May 28, 2021